UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2015 (January 9, 2015)

ENDO INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36326	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland		Not Applicable
(Address of principal executive offices)		(Zip Code)

011-353-1-268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2015, Endo International plc (“Endo”) announced certain changes to its executive management and senior leadership team, including that Don DeGolyer, Chief Operating Officer, Pharmaceuticals has decided to leave Endo to pursue other opportunities. Mr. DeGolyer will step down no later than March 1, 2015 and will remain with Endo until no later than August 1, 2015 in the capacity of a special advisor to Endo’s Chief Executive Officer. A copy of the press release announcing the changes to Endo’s executive management and senior leadership team is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDO INTERNATIONAL PLC

Date: January15, 2015	By:	/s/ Caroline B. Manogue
Caroline B. Manogue
Executive Vice President, Chief Legal Officer